UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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BANCORP OF NEW JERSEY, INC.

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

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BANCORP OF NEW JERSEY, INC.
1365 Palisade Avenue
Fort Lee, New Jersey 07024
April 20, 2010
To Our Shareholders:
     You are cordially invited to attend the Annual Meeting of Shareholders of Bancorp of New Jersey, Inc., or the “Company,” to be held on Wednesday, May 26, 2010 at 3:00 PM at the Double Tree Hotel, 2117 Route 4 Eastbound, Fort Lee, New Jersey.
     At the annual meeting, shareholders will be asked to consider and vote upon the election of seven directors to the Company’s board of directors, to serve until the 2013 annual meeting of shareholders and until their successors are elected and qualify, and any such other matters as may properly come before the meeting.
     The board of directors of the Company urges you to vote in favor of each of the board’s director nominees.
     On behalf of the board of directors, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote is important. Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated, since a majority of the common stock must be represented at the annual meeting, either in person or by proxy, to constitute a quorum for the conduct of business.

Very truly yours,

ALBERT F. BUZZETTI
Chairman and Chief Executive Officer

BANCORP OF NEW JERSEY, INC.
1365 Palisade Avenue
Fort Lee, New Jersey 07024
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 26, 2010
     Notice is hereby given that the Annual Meeting of Shareholders of Bancorp of New Jersey, Inc., or the “Company,” will be held at the Double Tree Hotel, 2117 Route 4 Eastbound, Fort Lee, New Jersey on Wednesday, May 26, 2010, at 3:00 PM, for the purpose of considering and voting upon the following matters:
•	Election of seven directors to the Company’s board of directors, to serve until the 2013 annual meeting of shareholders and until their successors are elected and qualify.

•	Such other matters as may properly come before the meeting.
     Shareholders of record at the close of business on April 14, 2010 are entitled to notice of and to vote at the annual meeting. Whether or not you contemplate attending the annual meeting, the board of directors of the Company recommends that you execute and return the enclosed proxy. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later dated proxy, by delivering a later dated written notice of revocation to the Company, or by voting your shares in person at the annual meeting.
     Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 26, 2010:
     Our proxy statement, annual report to shareholders, proxy card, and directions to attend the annual meeting are available on www.bonj.net. If you would like to receive proxy materials related to this or any future shareholders meetings, or any of the Company’s filings with the Securities and Exchange Commission or press releases, please email your request to shareholder@bonj.net or call us at (201) 944-8600.

BY ORDER OF THE BOARD OF DIRECTORS

DIANE M. SPINNER
Secretary

April 20, 2010

BANCORP OF NEW JERSEY, INC.
1365 Palisade Avenue
Fort Lee, New Jersey 07024
PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 26, 2010
     This proxy statement is being furnished to shareholders of Bancorp of New Jersey, Inc., referred to as the “Company,” in connection with the solicitation by the board of directors of the Company of proxies to be voted at the annual meeting of shareholders to be held at the Double Tree Hotel, 2117 Route 4 Eastbound, Fort Lee, New Jersey, at 3:00 PM on Wednesday, May 26, 2010, or such later date to which the annual meeting may be adjourned or postponed.
     At the annual meeting, you will be asked to consider and vote upon the following matters:
•	Election of seven directors to the Company’s board of directors, to serve until the 2013 annual meeting of shareholders and until their successors are elected and qualify.

•	Such other matters as may properly come before the meeting.
     Information regarding the election of directors is included in this proxy statement. Shareholders should carefully read this proxy statement.
     The first date on which this proxy statement and the enclosed form of proxy are being sent to the shareholders of the Company is on or about April 20, 2010.

FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements, in addition to historical information. Forward looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions.
You should note that many factors, some of which are discussed in this document and in the documents we file with the Securities and Exchange Commission from time to time, could affect the future financial results of Bancorp of New Jersey, Inc. and its subsidiary, Bank of New Jersey (or the “Bank”), and could cause those results to differ materially from those expressed in the forward-looking statements contained in this document. These factors include, but are not limited, to the following:
•	Current economic crisis affecting the financial industry;

•	Volatility in interest rates and shape of the yield curve;

•	Increased credit risk and risks associated with the real estate market;

•	Operating, legal and regulatory risk;

•	Economic, political and competitive forces affecting the Company’s line of business; and

•	The risk that management’s analysis of these risks and forces could be incorrect, and/or that the strategies developed to address them could be unsuccessful.
Bancorp of New Jersey, Inc., referred to as “we” or the “Company,” cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, all of which change over time, and we assume no duty to update forward-looking statements, except as may be required by applicable law or regulation. We caution readers not to place undue reliance on any forward-looking statements. These statements speak only as of the date made, and they advise readers that various factors, including those described above, could affect our financial performance and could cause actual results or circumstances for future periods to differ materially from those anticipated or projected. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation, to publicly release any revisions to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

ii

INFORMATION ABOUT VOTING
How are proxies being solicited?
     This proxy solicitation is being made by and at the direction of the board of directors of the Company, and we will pay all expenses relating to the solicitation. In addition to the use of the mails, proxies may be solicited personally, by telephone or by other electronic means by officers, directors and employees of the Company and the Bank, who will not be compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse those persons for their reasonable expenses.
What is on the agenda for the annual meeting?
     The agenda for the annual meeting includes the election of seven directors to the Company’s board of directors, to serve until the 2013 annual meeting of shareholders and until their successors are elected and qualify and such other matters as may properly come before the annual meeting. We are not aware of any such other matters that may properly come before the annual meeting at the present time.
Who can vote?
     You can vote at the annual meeting if you are a holder of our common stock on the record date. The record date is the close of business on April 14, 2010. Each share of common stock you own as of the record date entitles you to one vote for each director to be elected in the election of directors and one vote on any other matter as may properly come before the annual meeting. As of April 14, 2010, there were 5,206,932 shares of common stock outstanding and entitled to vote.
How do I vote if shares are held directly in my name?
     If you hold your shares in certificate form and not through a bank, brokerage firm or other nominee, you may vote your shares in one of the following ways:
•	Voting By Mail. If you choose to vote by mail, complete the enclosed proxy, date and sign it, and return it in the postage-paid envelope provided.

•	In Person. If you choose to vote in person, come to the annual meeting and cast your vote. If you attend the meeting, you may vote your shares in person even if you have previously submitted a proxy.

•	Internet Voting. If you choose internet voting, visit www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account number shown on your proxy card.
How do I vote if shares are held in street name or through a bank, brokerage firm or other nominee?
     If you hold your shares in street name or through a bank, brokerage firm or other nominee, you will need to vote your shares by providing voting instructions to your bank, brokerage firm or other nominee, in accordance with the voting instruction form provided to you by your bank, brokerage firm or other nominee, or by obtaining a legal proxy from your bank, brokerage firm or other nominee authorizing you to vote those shares at the annual meeting. Only with a legal proxy from your bank, brokerage firm or other nominee can you cast your vote in person at the annual meeting.

How will my proxy be voted?
     If you hold your shares directly in your name, unless you indicate differently on your proxy, we plan to vote signed and returned proxies FOR the election of the board’s director nominees named in this proxy statement.
     If you hold your shares of the Company’s common stock in “street name” (that is, through a broker or other nominee), under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters. Recent regulatory changes applicable to the New York Stock Exchange member brokerage firms (many of whom are the record holders of shares of AMEX-listed companies like us) have changed the matters that are considered “routine” matters: for example, the uncontested election of directors is no longer considered a routine matter. As a result, if you are a beneficial owner and hold shares in street name, but do not give your broker or other nominee instructions on how to vote your shares with respect to the election of directors, no votes will be cast on your behalf.
     At or after the annual meeting, a judge of judges of elections will tabulate ballots cast by shareholders present and voting in person and votes cast by proxy.
What is a broker non-vote?
     A broker non-vote occurs when a bank or brokerage firm holding shares on behalf of a shareholder does not receive voting instructions from the shareholder by a specified date before the annual meeting and the bank or brokerage firm is not permitted to vote those undirected shares on specified matters under applicable stock exchange rules. Thus, if you do not give your broker specific instructions, your shares may not be voted on those matters (so-called “broker non-votes”) and will not be counted in determining the number of shares necessary for approval. Broker non-votes are not considered to be votes cast and, therefore, generally have no effect on the outcome of elections of directors or other matters submitted to the shareholders. Shares represented by “broker non-votes” will be counted, however, in determining the number of shares of common stock represented in person or by proxy and entitled to vote.
Can I revoke my proxy or change my vote after submitting my proxy?
     Yes. Any shareholder giving a proxy has the right to attend the annual meeting and vote in person. A proxy may be revoked prior to the annual meeting if a later-dated proxy or a written revocation is sent to the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, Attn.: Secretary, and received prior to the annual meeting. In addition, a proxy may be revoked at the annual meeting by filing a later-dated proxy or by filing a written notice of such revocation with the Secretary of the Company at the annual meeting prior to the voting of such proxy.
What constitutes a quorum at the annual meeting and how are votes counted?
     We need a quorum of shareholders to hold a valid annual meeting. A quorum will be present if at least a majority of the outstanding shares of common stock are represented in person or by proxy at the annual meeting. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum.

How many votes are required for the election of directors?
     Directors are elected by a plurality vote of shares of common stock cast in person or by proxy at the annual meeting. A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the annual meeting. Because the election of directors is based on a plurality of the votes cast, abstentions and broker non-votes have no effect on the outcome of the vote. Votes that are withheld from a director nominee will be excluded entirely from the vote for such nominee and will have no effect on the result. Shareholders are not entitled to cumulative voting in the election of directors.
How many votes are required for any other proposals that may properly come before the annual meeting?
     Any other proposals that may properly come before the annual meeting will be approved if a majority of the votes cast are voted in favor of the action, unless the question is one upon which a larger or different vote is required by express provision of law or by our certificate of incorporation or our bylaws. Abstentions and broker non-votes on such other proposals are not considered votes cast on the proposals and, as such, have no effect on the approval of the proposals. We are not aware of any such other proposals that may properly come before the annual meeting at the present time.
ELECTION OF DIRECTORS
     Our certificate of incorporation and bylaws provide that the number of directors constituting the entire board will be between five and 25, with the exact number to be determined from time to time by the board of directors. The board has fixed the number of directors constituting the entire board at 19.
     Our certificate of incorporation and bylaws also provide that the directors will be divided into three classes, as nearly equal in number as possible, in respect to the time for which they severally hold office. At each annual meeting of shareholders, only one class of directors is to be elected and each class of directors so elected will serve for a term of approximately three years.
     It is intended that the proxies solicited by the board of directors will be voted FOR the seven director nominees named below (unless the shareholder otherwise directs). If, for any reason, any nominee becomes unavailable for election or service on the board, the proxy solicited by the board of directors will be voted for such substituted nominee as is selected by the board of directors. The board has no reason to believe that any of the named nominees are not available or will not serve if elected.

Nominees For Director — Term Expiring In 2013
     The board has nominated incumbent directors, John K. Daily, Armand Leone, Jr., Michael Lesler, Anthony M. Lo Conte, Rosario Luppino, Carmelo Luppino, Jr. and Howard Mann, for reelection to the board of directors at the 2010 annual meeting of shareholders, each to serve until the 2013 annual meeting of shareholders and until his successor is elected and qualifies. Each director nominee other than Mr. Lesler and Mr. Carmelo Luppino, Jr. has served as a director of the Company and the Bank since their respective organizations.
The names of the director nominees and certain information about them are set forth below:
     John K. Daily, 52, has over 30 years of experience in the insurance industry and has been employed by C. A. Shea & Company, a commercial surety bonding firm. He is also President and Organizer of First Founders Assurance Company, a New Jersey licensed insurance company. He is licensed with the New Jersey and New York State Departments of Insurance and is experienced in dealing with auditors and regulators. John has served as past president of the Borough of Demarest Republican Club and has served the borough as a past member of the Planning Board. As a longtime resident of Bergen County, John participated in several civic and community organizations and activities in our local area. He is an organizer of the bank and has been a director of the bank and the holding company since 2006. He has also been a member of the Audit Committee and the Asset/Liability Committee since inception. His experience as a businessman, an underwriter, and an executive of regulated businesses support his re-election as a member of the Board of Directors.
     Armand Leone, Jr. MD, JD, 53, is a partner in the law firm of Britcher Leone & Roth, LLC since 2000. He has also been President of the legal and consulting practice of Armand Leone, Jr. MD., PC since 1997. He has been a director, organizer, and Vice Chairman of the bank and the holding company since 2006. Prior to its sale, Dr. Leone served as Chairman of the Board of Rock Community Bank from 1999 until its sale in 2005. He is a member of the New York and New Jersey State Bars as well as Chairman of the Board of the U.S. Equestrian Team Foundation. Dr. Leone’s legal expertise and his experience as chairman of a bank led to his election as a member of the Board of Directors and as Vice Chairman and support his re-election.
     Michael Lesler, 39, is President, Chief Operating Officer, and Director of Bancorp of New Jersey, Inc. and Bank of New Jersey since June, 2009. He served as Executive Vice President and Chief Financial Officer of the Bank since its inception in May, 2006 and of the Holding Company since its inception in November, 2006. Mr. Lesler was involved in the organizational activities related to the Bank between August, 2005 and May, 2006. He served as Senior Vice President of Interchange Capital Corp., a subsidiary of Interchange Financial Services Corporation from May 2003 until August 2005. Mr. Lesler, who is also a CPA, was employed by Bridge View Bancorp from 1997 until it was acquired by Interchange Financial Services Corporation in May 2003 and served as Senior Vice President and Chief Financial Officer of Bridge View Bancorp. During his banking career, Mr. Lesler has served in various capacities and has managed areas of the business, including financial reporting, lending, compliance, asset and liability management, and retail sales.

     Anthony M. LoConte, 53, is President and Chief Executive Officer of Anthony L &S, LLC and has been in the business of shoe importing and distribution for over 20 years. Mr. LoConte also owns and operates his own real estate portfolio, including within the local Bergen County community. He has been a director and organizer of the bank and the holding company since 2006. He has served on the Company’s Compensation Committee since its inception. Mr. LoConte is a resident of Bergen County and his extensive experience as a real estate investor within the market, his knowledge of the local real estate environment, and his business acumen support his re-election as a member of the Board of Directors.
     Carmelo Luppino, Jr., 54, has been a real estate developer and general contractor in New Jersey for over 30 years. He has been the Managing Member of Luppino Homes, LLC since 1989. He was appointed to the Board of Directors of the Bank and the Holding Company in 2009. He is an original shareholder of the Bank and the Holding Company. He has also served the Fort Lee community as a President of their Board of Education. Mr. Luppino’s business background, knowledge of the local real estate market, and service to the Fort Lee community support his election to serve as a member of the Board of Directors.
     Rosario Luppino, 77, has been a General Contractor and Real Estate Developer in New Jersey for over 50 years. He is noted for his development of high rise residential developments in Fort Lee and Hackensack, New Jersey. He is involved in numerous charitable organizations. He is a member of the Englewood Cliffs, NJ UNITI Club and the Greater Fort Lee Chamber of Commerce, where he is a past Man of the Year recipient. He has been a director and organizer of the bank and the holding company since 2006. In considering the combination of Mr. Luppino’s experience as a businessman, his commitment to the local community, and his extensive knowledge of the local real estate market, he led to his election to serve as a member of the Board of Directors and support his re-election.
     Howard Mann, 55, has a long background in the lace and textile business. He has President of Carolace Industries, Ridgefield, New Jersey since 2000. A 22 year veteran and former Fire Chief of the Englewood Cliffs Fire Department, he currently serves as Assistant Chief. He is a past President and current trustee of the Jewish Community Center of Fort Lee. Mr. Mann is a director and organizer of the bank and the holding company since 2006. He has held various board committee positions as well as being the current Chairman of the Compliance Committee. Mr. Mann’s business background and his commitment to the local Fort Lee and Englewood Cliffs communities, as well as the Bergen County community, led to his election to serve as a member of the Board of Directors and support his re-election.

Continuing Directors
     The names of our directors whose current terms will continue after the 2010 annual meeting of shareholders, and certain information about them, are set forth below:
     Michael Bello, 46, has been an insurance agent for over 20 years and is President of the Michael Bello Insurance Agency in Cliffside Park, New Jersey. A lifelong Bergen County resident, he has several real estate investments in Bergen County as well as being an organizer and director of the Bank and the Holding Company since 2006. He has been a member of the Compensation Committee since inception. Mr. Bello is a member of the Professional Insurance Agents of New Jersey and a member of several civic and business organizations in the local area. His business experience, knowledge of the local economy and real estate market, and his service to the local communities supported his election to serve as a member of the Board of Directors.
     Jay Blau, 64, is a private investor with a background in institutional sales of securities. In 1977, he founded Dynamic Designs, which became a world supplier of fiberglass and polyurethane foam flower pots to major retailers, to a private equity firm. Today, he serves as President and CEO of Imperial Sales & Sourcing Inc., a consultant to the retail home and garden distribution industry. He was an organizer of the Bank and the Holding Company since 2006. Mr. Blau’s business background and experience led to his election to serve as a member of the Board of Directors.
     Albert F. Buzzetti, 70, is Chairman of the Board and Chief Executive Officer of Bancorp of New Jersey, Inc, and Bank of New Jersey and has maintained these positions since 2006. Mr. Buzzetti is an organizer and director of the Bank and the Holding Company and was responsible for organizational activities related to the Bank between 2005 and 2006. With over 30 years of experience in executive banking positions in New Jersey, he served as President and CEO of Bridge View Bancorp from 1989 until its sale to Interchange Financial Services Corporation in 2003. He remained with Interchange as Executive Vice President of Interchange Bank until 2004. A U.S. Army veteran, Mr. Buzzetti has served the local community as a bank executive for over 20 years and has also been a trustee and member of various civic and local organizations.
     Albert L. Buzzetti, 41, is an attorney in the states of New York and New Jersey and Managing Partner of A. Buzzetti and Associates, LLC, and Englewood Cliffs, New Jersey law firm. Mr. Buzzetti has represented various banking clients in commercial and residential real estate closing, work-out negotiations, merger agreements, and general research relating to banking law. He is an organizer and director of the Bank and the Holding Company since 2006 and has been a member of the Bank Board’s Executive Committee and Loan Committee since inception. He has served the Bergen County community as a member of the Bergen County Bar Association and as counsel for the Borough of Englewood Cliffs Planning Board. Mr. Buzzetti’s legal expertise, knowledge of the local real estate market, and his service to the local communities supported his election to serve as a member of the Board of Directors.

     Gerald A. Calabrese, Jr., 60, is President of Century 21, Calabrese Realty and has been a director of the Bank and the Holding Company since 2007. Prior to his appointment as a director of Bancorp of New Jersey, Inc, and Bank of New Jersey, Mr. Calabrese served as a director of Interchange Financial Services Corporation between 2003 and 2007 and as a director of Bridge View Bancorp from 1989 until its sale to Interchange Financial in 2003. He has served as an Executive Committee member and as a Loan Committee member for Bank of New Jersey since his appointment. Mr. Calabrese is a member of various local and civic organizations with the Bergen County community. Mr. Calabrese’s experience as a businessman, his knowledge of the local real estate community, his commitment to the local community, and his past experience as a director of two financial institutions supported his election to serve as a member of the Board of Directors.
     Stephen Crevani, 68, is an organizer and director of the Bank and Holding Company since 2006. Mr. Crevani has been in the reinforced concrete business for over 35 years. He is the founder, and has been the President, of Aniero Concrete, Hackensack, New Jersey, since 1970. He is also President of World Towers Building Association and owns and operates a training center for standard-bred horses. He is a member of the New York and New Jersey Trotting Associations and has received awards from the American Concrete Institute and the New Jersey Concrete Institute. Mr. Crevani was elected as a member of the Board of Directors based upon his business experience and his knowledge of the local community, including its real estate market.
     Josephine Mauro, 77, is a realtor and owner of Mauro Realty Company. She is an organizer and director of the Bank and the Holding Company since 2006. She is past President of the Eastern Bergen County Board of Realtors. Ms. Mauro has been a Director of the New Jersey Association of Realtors, the National Association of Realtors, and the American Lung Association. She also previously served as a director of Panamerica National Bank. She has also received distinguished service awards and humanitarian awards from such organizations as Boys Town of Italy, Central New Jersey Lung Association, and the Ferraro Foundation for Science and the Disabled. Ms. Mauro’s past experience as a director, her commitment to the community, her business acumen, and her knowledge of the local economy and real estate market led to her election to serve as a member of the Board of Directors.
     Joel P. Paritz, 66, is a Certified Public Accountant with over 35 years experience in all facets of accounting, including external and internal audit of Banks and other financial institutions. He is President and Head of the Tax and Banking Departments at Paritz & Company, P.A., Hackensack, New Jersey. He is a member of the New Jersey and New York State Society of Certified Public Accountants and of the American Institute of Certified Public Accountants, Securities and Exchange Commission Practice Section. He qualifies as an “audit committee financial expert” under the rules and regulations of the SEC, and therefore, has served on the Audit Committee since inception. He has been an organizer and director of the Bank and the Holding Company since 2006.
     Christopher M. Shaari, MD, 42, is an organizer and director of the Bank and the Holding Company since 2006. He is a practicing physician in the field of Otolaryngology, head and neck surgery. With offices in Hackensack, New Jersey, he is actively affiliated with Hackensack University Medical Center and Holy Name Hospital. Dr. Shaari serves on the Board of Governors of Hackensack University Medical Center and is Division Chief of Head and Neck Cancer as well as Chairman of the Head and Neck Tumor Board at Hackensack University Medical Center. Dr. Shaari’s experience and commitment to serve the local community led to his election to serve as a member of the Board of Directors.

     Anthony Siniscalchi, 51, is a partner and co-founder of A.Uzzo & Co., CPA’s P.C. He is licensed as a Certified Public Accountant in the states of New York and New Jersey and is a member of the American Institute of Certified Public Accountants and the New York and New Jersey State Society of Certified Public Accountants. He specializes in the manufacturing, distribution, real estate, and financial services industries. Mr. Siniscalchi qualifies as an “audit committee financial expert” under the rules and regulations of the SEC, and therefore, qualifies to serve as our Chairman of the Audit Committee. Mr. Siniscalchi has been an organizer and director of the Bank and the Holding Company since 2006 and has served as Audit Committee Chairman since that time.
     Mark Sokolich, 46, is an attorney and Managing Partner of Sokolich & Macri, a Fort Lee, New Jersey law firm. Mr. Sokolich has represented various banking clients in commercial and residential real estate closing, work-out negotiations, and general research relating to banking law. He is an organizer and director of the Bank and the Holding Company since 2006. A life-long Fort Lee resident, he has been Mayor of the Borough of Fort Lee since 2008 and a former councilman. He is a member of the Fort Lee Chamber of Commerce and the Fort Lee Rotary Club as well as a member of the Bergen County and New Jersey Bar Associations. He is a founder of the Fort Lee Flag Football Association and a director of the Fort Lee Little League. His legal expertise, knowledge of real estate law and the local real estate market, as well as his commitment to serve the local community led to his election as a member of the Board of Directors.
     Diane M. Spinner, 56, has served as Executive Vice President and Chief Administrative Officer of the Bank and the Holding Company as well as Corporate Secretary of Bancorp of New Jersey, Inc. since 2006. Ms. Spinner was involved in various aspects of the organizational activities related to the Bank between 2005 and 2006. She is an organizer and director of the Bank and the Holding Company since 2006. Ms. Spinner has over 30 years experience in commercial banking, most recently as President and Chief Executive Officer of Rock Community Bank, Glen Rock, New Jersey. While serving in various executive banking positions, she has managed various areas of banking activities, including asset/liability management, lending, retail operations, and administration. Her business, and banking, acumen, her knowledge of the Bergen County community, and her experience led to her election to serve as a member of the Board of Directors.
     Director Albert L. Buzzetti is the son of Chairman of the Board & CEO, Albert F. Buzzetti. Director Rosario Luppino is the uncle of Director Carmelo Luppino, Jr.
     No director of the Company is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, referred to as the “Exchange Act,” or subject to the requirements of Section 15(d) of such act, or any company registered as an investment company under the Investment Company Act of 1940.
Recommendation
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY TO SERVE UNTIL THE 2013 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIES.

BOARD OF DIRECTORS AND COMMITTEES
Director Independence
     On June 3, 2008, the Company’s common stock was listed on NYSE Amex (formerly the American Stock Exchange). Accordingly, we have determined the independence of the members of our board of directors and board committees by reference to the listing standards of NYSE Amex. Under these independence standards, Michael Bello, Jay Blau, Gerald A. Calabrese, Jr., Stephen Crevani, John K. Daily, Armand Leone, Jr., Anthony M. Lo Conte, Carmelo Luppino, Rosario Luppino, Howard Mann, Josephine Mauro, Joel P. Paritz, Christopher M. Shaari, Anthony Siniscalchi and Mark Sokolich were determined to be independent, and all of the members of our audit and compensation committees were determined to be independent. During 2009, the independent members of the board of directors functioned as the Company’s nominating committee. In determining independence, the board considered the amounts of legal, insurance agency and appraisal services provided by certain directors or entities in which they have interests, and determined that such transactions and relationships would not interfere with the directors’ exercise of independent judgment in carrying out the responsibilities of a director. In connection with such services, the disinterested members of the board of directors reviewed the transactions and relationships, determined that each is on arm’s-length terms, and approved each such transaction and relationship. No member of the audit committee had an interest in any such transaction or relationship. The members of the board who were determined to be not independent were Albert F. Buzzetti, Michael Lesler, Albert L. Buzzetti and Diane M. Spinner. Albert F. Buzzetti, Michael Lesler and Diane M. Spinner being employees of the Company and Albert L. Buzzetti being son of Albert F. Buzzetti.
Board Meetings
     During 2009, the board of directors held 12 meetings. All of our directors attended at least 75% of board meetings and meetings of committees of the board on which such directors served.
     We have no formal policy with respect to director attendance at our annual meeting of shareholders. All of our directors except Rosario Luppino attended the Bank’s 2009 annual meeting of shareholders.
Board Leadership Structure and role in Risk Oversight
     Bancorp of New Jersey, Inc. has been led by Albert F. Buzzetti, who has served as Chairman and Chief Executive Officer since 2006. Our Board is comprised of Mr. Buzzetti and 18 other directors, of whom 15 are independent under NYSE and NASDAQ guidelines. The Board has three standing independent committees with separate chairpersons — the Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation Committee. The Company also utilizes an Executive Committee for certain strategic and business related decisions. Our Audit Committee and Executive Committee are responsible for overseeing risk management and our full board engages in discussions of risk management and receives any reports on risk from executive management, other company officers, and the chair of the Audit Committee, if deemed necessary. Each of our other board committees also considers the risk within its area of responsibilities.

     We have employed this same basic leadership structure since the approval of the Bank’s charter in 2006. We believe that this leadership structure has been effective. We believe that having a combined Chairman/CEO and independent chairpersons for each of our Board committees provides the right form of leadership. We have a single leader for our company who can present a consistent vision, and is seen by our customers, business partners, investors, regulators, and other stakeholders as providing strong leadership for Bancorp of New Jersey, Inc. and in our industry. We believe that our Chairman/CEO together with our Audit Committee, Executive Committee, and the full board of directors, provide effective oversight of the risk management function.
Compensation As It Relates to Risk Management
     The Compensation Committee oversees compensation policy and the compensation packages of our executive officers. The Company does not currently have any incentive based compensation packages. The Compensation Committee did review the compensation of our executive officers and none individually, or taken together, was reasonably likely to have a materially adverse effect on the Company and no compensation was determined to be excessive. No other forms of compensation were considered to encourage undue or unwarranted risk.
Board Committees
     The board of directors of the Company conducts much of its business through committees of the board. During 2009, the board maintained standing audit and compensation committees, as well as an executive committee. The independent members of the board of directors functioned as the Company’s nominating committee in 2009.
     Audit Committee
     The audit committee of the board of directors consisted of Directors Siniscalchi (Chair), Daily, Mauro and Paritz during the fiscal year ended December 31, 2009. Each member of the audit committee was independent under the requirements of NYSE Amex relating to audit committee members. The board of directors has determined that each of Messrs. Siniscalchi and Paritz qualifies as an “audit committee financial expert,” as defined under the rules of the Securities and Exchange Commission, or “SEC.” The audit committee met four (4) times in 2009.
     The board of directors of the Company has designated a standing audit committee. The audit committee has adopted a formal charter, a current copy of which is available at the Company’s website at www.bonj.net. The primary duties of the audit committee are:
•	making suitable periodic examinations into the affairs of the Company, or causing such examinations to be made, including whether the Company is in a sound and solvent condition and whether adequate internal audit controls and procedures are being maintained;

•	recommending to the board such changes in the manner of doing business or conducting the affairs of the Company as shall be deemed advisable;

•	upon its own recommendation, employing a qualified firm of certified public accountants to make an audit and examination of the affairs of the Company at least once in each calendar year;

•	reviewing in detail all examinations of Federal and state regulatory authorities;

•	reviewing any changes in accounting policy proposed by management, the internal auditors or the certified public accountants;

•	making appropriate reports of its activities to the full board of directors;

•	reviewing quarterly and annual financial statements;

•	managing the risk management process in conjunction with the full board of directors and the Executive Committee; and

•	reviewing and approving related party transactions.
     Audit Committee Report
     In accordance with SEC regulations, the audit committee has prepared the following report. As part of its ongoing activities, the Audit Committee has:
•	reviewed and discussed the audited consolidated financial statements of the Company at and for the year ended December 31, 2009, with management;

•	discussed with ParenteBeard, LLC the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended; and

•	received the written disclosures and letter from ParenteBeard, LLC required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect, and discussed with BMC its independence.
     Based upon its review and the considerations and discussions referenced above, the audit committee recommended to the board of directors that our audited consolidated financial statements be included in the Company’s annual report on Form 10-K, as filed with the SEC on March 30, 2010.
Submitted by the Audit Committee:
Anthony Siniscalchi, Chair
John K. Daily
Josephine Mauro
Joel P. Paritz
March 30, 2010
     The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such report by specific reference.

     Compensation Committee
     During 2009, the compensation committee of the board of directors consisted of Directors Shaari (Chair), Bello, Blau, Leone and Lo Conte and met once.
     The compensation committee has not adopted a formal charter. The primary duties of the compensation committee are:
•	adopting compensation policy;

•	reviewing and evaluating the compensation of the directors and executive officers, and recommending any modification in any such compensation;

•	requiring regular salary and benefit surveys comparing the Company with its competitors; and

•	approving all changes in the compensation package of executive officers.
     Compensation Processes and Procedures
     Our board of directors has delegated the sole authority to set the compensation of our executive officers to the compensation committee. While the committee may seek input from the chief executive officer with respect to the compensation of other executive officers, the committee may not delegate the authority to set the compensation of executive officers. The compensation committee may retain, but has not retained, a compensation consultant.
Nominations and Shareholder Communications
     Nomination Process
     The Bank commenced operations in May 2006 and adopted a holding company structure in July 2007. With three exceptions, the current board of directors of the Company remains comprised of organizers of the Bank. For this reason, the board has not yet designated a nominating committee to consider new director nominees. Until the board does designate such a committee, the independent members of the board of directors will participate in the consideration of director nominees.

     The board of directors will consider director candidates recommended by shareholders. Any shareholder who wishes to recommend a director candidate for consideration may send notice to Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, Attention: Albert F. Buzzetti, Chairman of the Board. The notice should contain the information described in the section titled, “Shareholder Proposals,” on page 20. The board shall give director candidates recommended by shareholders the same consideration as director candidates recommended by other sources.
     Minimum Qualifications
     Our bylaws set forth certain minimum qualifications with respect to individuals who may serve on our board of directors. Generally, a person is not qualified to serve as a director if he or she:
•	is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty, breach of trust or money laundering;

•	is a person against whom a federal or state bank regulatory agency has issued a cease and desist order for conduct involving an unsafe or unsound practice in conducting the affairs of an insured depository institution, dishonesty, breach of trust, or money laundering, which order is final and not subject to appeal;

•	has been found, in a final and unappealable decision by any federal or state regulatory agency or by any court, to have breached a fiduciary duty involving personal profit, or committed a reckless or willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency;

•	is a member of a group (within the meaning of section 13(d)(3) of the Exchange Act) which includes a member who would be disqualified from serving as a director of the Company for one of the reasons set forth above; or

•	is a party (either directly or through an affiliate) to litigation or an administrative proceeding adverse to the corporation or any subsidiary of the corporation.
     Shareholder Communications
     Any shareholder who desires to send communications to our board of directors or to individual directors may do so by directing his or her communication to the following address: Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, Attention: Albert F. Buzzetti, Chairman of the Board. All shareholder communications, other than any communications we believe may pose a security risk, will be sent directly to board members.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth, as of April 14, 2010, certain information concerning the ownership of shares of the common stock by (1) any person who is known by us to own beneficially more than five percent (5%) of the issued and outstanding common stock, (2) each director of the Company, (3) each named executive officer identified below in the section captioned “Executive Compensation” on page 13, and (4) all directors and executive officers as a group.

	Number of Shares
Name	Beneficially Owned+	Percentage of Ownership++
Michael Bello[1]	72,332	1.39%
Jay Blau[2]	75,332	1.44%
Albert F. Buzzetti[3]	103,438	1.98%
Albert L. Buzzetti[4]	51,432	*
Gerald A. Calabrese, Jr.[5]	50,828	*
Stephen Crevani[6]	149,332	2.86%
John K. Daily[7]	52,312	1.00%
Armand Leone, Jr., MD, JD8	119,608	2.29%
Anthony M. Lo Conte[9]	83,332	1.59%
Carmelo Luppino, Jr.[10]	16,500	*
Rosario Luppino[11]	144,052	2.76%
Howard Mann[12]	54,982	1.05%
Josephine Mauro[13]	133,332	2.55%
Joel P. Paritz[14]	33,832	*
Christopher M. Shaari, MD15	70,132	1.34%
Anthony Siniscalchi[16]	60,232	1.15%
Mark Sokolich[17]	44,832	*
Diane M. Spinner[18]	60,499	1.16%
Michael Lesler[19]	33,330	*
Leo J. Faresich[20]	39,000	*
All directors and executive officers as a group (19 persons).	1,448,669	26.20%

*	Less than one percent (1.00%)

+	Any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: voting power, which includes the power to vote, or to direct the voting of, our common stock; and/or, investment power, which includes the power to dispose, or to direct the disposition of, our common stock, is determined to be a beneficial owner of our common stock. All shares are subject to the named person’s sole voting and investment power unless otherwise indicated.

++	Shares beneficially owned include options to purchase shares which are currently exercisable or which will be exercisable within 60 days of April 14, 2010. Percentage calculations presume that the identified individual or group exercise all of his, her or their respective warrants and options and that no other holders of warrants or options exercise their warrants or options.

[1]	Includes options to purchase 17,332 shares.

[2]	Includes options to purchase 17,332 shares.

[3]	Includes options to purchase 17,000 shares.

[4]	Includes 1,100 shares owned by child and options to purchase 17,332 shares.

[5]	Includes shares held by children and options to purchase 4,000 shares.

[6]	Includes 66,000 shares owned by Mr. Crevani’s wife and options to purchase 17,332 shares.

[7]	Includes 1,650 shares owned jointly with Mr. Daily’s wife and children and options to purchase 17,332 shares.

[8]	Includes 27,500 shares owned as custodian for Dr. Leone’s children and options to purchase 8,666 shares.

[9]	Includes options to purchase 17,332 shares.

[10]	Reflects total beneficial ownership at April 14, 210

[11]	Includes 125,466 shares owned by Mr. Rosario Luppino’s wife, family trusts and a company he controls and options to purchase 10,866 shares.

[12]	Includes 24,750 shares owned by a family partnership which Mr. Mann controls; 2,550 shares owned by Mr. Mann’s son; and options to purchase 17,332 shares.

[13]	Includes options to purchase 17,332 shares.

[14]	Includes options to purchase 17,332 shares.

[15]	Includes 44,000 shares owned by a partnership controlled by Dr. Shaari and options to purchase 17,332 shares.

[16]	Includes 8,800 shares held in custodial accounts controlled by Mr. Siniscalchi and options to purchase 17,332 shares.

[17]	Includes options to purchase 17,332 shares.

[18]	Includes options to purchase 17,000 shares.

[19]	Includes options to purchase 28,000 shares.

[20]	Includes options to purchase 28,000 shares.

EXECUTIVE OFFICERS AND COMPENSATION
Executive Officers
     The following table sets forth the name and age of each current executive officer of the Company. Select biographical information concerning these individuals appears below the table. The executive officers are appointed to their respective offices annually.

Name	Age	Position
Albert F. Buzzetti	70	Chairman and Chief Executive Officer
Michael Lesler	39	President and Chief Operating Officer
Leo J. Faresich	66	Executive Vice President and Chief Lending Officer
Diane M. Spinner	56	Executive Vice President and Chief Administrative Officer
     See page 4 for a description of the business background of Mr. Lesler; page 5 for a description of the business background of Mr. Buzzetti; and page 6 for a description of the business background of Ms. Spinner.
     Leo J. Faresich has served as Executive Vice President and Chief Lending Officer of the Bank since May 2006 and of the Company since November 2006. Beginning in 1999, Mr. Faresich was employed by Greater Community Bancorp, Totowa, New Jersey, and served as its Executive Vice President and Chief Lending Officer from 2003 to September 2005, at which time he was engaged in connection with the organizational activities of the Bank.

Executive Compensation
     The Company’s principal executive officer is Albert F. Buzzetti, Chairman and Chief Executive Officer. Mr. Buzzetti, together with, Michael Lesler, President and Chief Operating Officer, Leo J. Faresich, Executive Vice President and Chief Lending Officer, and Diane M. Spinner, Executive Vice President and Chief Administrative Officer, are sometimes referred to as the “named executive officers.” The following tables and narratives set forth certain information regarding the compensation of our named executive officers.
2009 Summary Compensation Table

Name and				All Other
Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($) *	Total ($)
Albert F. Buzzetti,	2009	205,000	35,000	33,961	273,961
Chairman & CEO	2008	205,000	35,000	22,360	262,360
Michael Lesler,	2009	185,000	25,000	25,688	235,688
President & COO**	2008	155,000	25,000	17,507	197,507
Leo J. Faresich,	2009	185,000	25,000	27,604	237,604
Executive VP & CLO	2008	185,000	25,000	17,161	227,161
Diane M. Spinner,	2009	124,000	25,000	14,377	163,377
Executive VP & CAO	2008	124,000	25,000	13,646	162,646

*	Includes payments made to the named executive officers for automobile allowances, reimbursements for unused vacation, and the discretionary employer matching 401-k contribution.

**	Mr. Lesler was promoted to President and Chief Operating Officer in June, 2009.
     We offer each of our named executive officers a competitive salary, a change in control agreement, option awards and benefits typical of an organization like the Company, which are offered to our employees, generally, such as medical insurance, group term life insurance and a 401(k) plan, as well as an automobile allowance. Bonus amounts represent purely discretionary compensation which is approved by the Compensation Committee. We also have entered into change in control agreements with each of our named executive officers. Those agreements are discussed below under the heading, “Change In Control Agreements.”

     Options awards are intended to align the personal financial interests of our named executive officers with those of the Company, and to encourage our named executive officers to remain employed by the Company by providing them with a long term interest in our overall performance, as reflected by the performance of our common stock. In 2006, option awards were made primarily to attract talented management to, and to remain with, the Company. Accordingly, awards were made shortly after our 2006 Stock Option Plan was approved by our shareholders in October 2006. Each named executive officer received an option award to purchase 22,000 shares of our common stock at an exercise price of $9.09 per share, as adjusted following our ten percent (10%) stock distribution in January 2007 and two for one stock split in December 2007. The referenced option awards were immediately exercisable with respect to fifty percent (50%) of the shares underlying the options and became exercisable with respect to the remaining fifty percent (50%) of the shares underlying the options on the first anniversary of the grant date, or November 1, 2007.
     During November 2007, each named executive officer received an option award to purchase 15,000 shares of common stock at an exercise price of $11.50 per share, as adjusted for the two for one stock split in December 2007. These options vest equally over a 5 year period.
Outstanding Equity Awards at December 31, 2009

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised
	Options (#)	Options (#)		Option Exercise	Option
Name	Exercisable	Unexercisable		Price ($/Sh)	Expiration Date

Albert F. Buzzetti	6,000	9,000	*	11.50	12/01/2017
	11,000	—		9.09	11/01/2016
Michael Lesler	6,000	9,000	*	11.50	12/01/2017
	22,000	—		9.09	11/01/2016
Leo J. Faresich	6,000	9,000	*	11.50	12/01/2017
	22,000	—		9.09	11/01/2016
Diane M. Spinner	6,000	9,000	*	11.50	12/01/2017
	11,000	—		9.09	11/01/2016

*	Option award vests in equal annual amounts over a five year period ending December 1, 2012.

     Change In Control Agreements
     We have entered into change in control agreements with each of our named executive officers and each such agreement is on substantially similar terms. Under the terms of the agreements, a named executive officer may receive a change in control payment in the event that he or she terminates his or her employment within 90 days following a change in control. As used in the agreement, a “change in control” means:
•	Any person acquiring securities representing more than 50% of the voting power of the securities of the Company or the Bank;

•	Any sale of all or substantially all of the assets of the Company or the Bank to a third party;

•	Any reorganization, merger, consolidation or similar transaction, unless the shareholders immediately prior to any such transaction hold securities representing a majority of the voting power of the entity surviving the transaction and the directors immediately prior to the transaction represent a majority of the directors of the entity surviving the transaction; and

•	Any other event designated a “change in control” by our board of directors.
     The change in control payment which any named executive officer would be entitled to receive under his or her agreement would be a lump sum equal to 2.9 times the highest annual base salary he or she received in the year of termination and the two years immediately preceding. Assuming the triggering events for the change in control payments occurred on December 31, 2009, the estimated change in control payments which Mr. Buzzetti, Mr. Lesler, Mr. Faresich and Ms. Spinner would be entitled to receive would be $594,500, $536,500, $536,500 and $388,600, respectively. Any change in control payment would be made within 30 days following the recipient’s date of termination.

Director Compensation — 2009

Fees Earned or
Name	Paid in Cash ($)

Michael Bello	5,750
Jay Blau	6,000
Albert L. Buzzetti	8,500
Gerald A. Calabrese, Jr. (2)	7,500
Stephen Crevani	6,000
John K. Daily	7,750
Armand Leone, Jr., MD, JD	12,000
Anthony M. Lo Conte	5,000
Carmelo Luppino, Jr.	5,750
Rosario Luppino	5,000
Howard Mann	7,000
Josephine Mauro	6,500
Joel P. Paritz	8,000
Christopher M. Shaari, MD	5,250
Anthony Siniscalchi	8,250
Mark Sokolich	8,000
     The only payments made to directors during 2009 were cash fees paid for attendance at board meetings. There was no other compensation to directors during 2009.
     Having recovered all “start-up” costs related to the organization of the Bank and the Company, and achieving a level of profitability during 2007, we began compensating non-employee Directors for board meetings and committee meetings in January, 2008. Non-employee directors received $500.00 per each attendance at board meetings and $250.00 for each attendance at committee meetings.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     The Bank has made, and expects to continue to make, loans in the future to our directors and executive officers and their family members, and to firms, corporations, and other entities in which they and their family members maintain interests. All such loans require the prior approval of our board of directors. None of such loans are, as of the date of this proxy statement, or were at December 31, 2009, nonaccrual, past due, restructured or potential problems, and all of such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company or the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.

     There were no other transactions in which any related person had or will have a direct or indirect material interest. Except for our code of conduct and ethics and our policies and procedures related to the approval of loans, we have not yet adopted any formal policies and procedures for the review, approval, or ratification of any transactions with related persons. However, any such transactions would be subject to review and oversight by our audit committee or a comparable body of disinterested members of the board of directors.
CODE OF ETHICS
     We have adopted a code of conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and other senior financial officers. Our code of conduct and ethics is available under the heading, “Corporate Governance,” at our Internet website, www.bonj.net.
AUDIT-RELATED INFORMATION
Relationship with Independent Auditors
     The audit committee selected Beard Miller Company LLP (“Beard”) as the independent registered public accounting firm for the Company for the fiscal years ending December 31, 2008, and ParenteBeard LLC (“ParenteBeard”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009.
     On October 1, 2009, we were notified that the audit practice of Beard, an independent registered public accounting firm, was combined with ParenteBeard in a transaction pursuant to which Beard combined its operations with ParenteBeard and certain of the professional staff and partners of Beard joined ParenteBeard either as employees or partners of ParenteBeard. On October 1, 2009, Beard resigned and notified us that the client-auditor relationship between us and Beard had ceased. Upon the cessation of the client-auditor relationship between us and Beard, with the approval of our audit committee, ParenteBeard was engaged as the Company’s independent registered public accounting firm.
     Prior to engaging ParenteBeard, we did not consult with ParenteBeard regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by ParenteBeard on our financial statements, and ParenteBeard did not provide any written or oral advice that was an important factor considered by us in reaching a decision as to any such accounting, auditing, or financial reporting issue.
     The report of independent registered public accounting firm of Beard regarding our financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
     During the years ended December 31, 2008, 2007, and 2006, and during the interim period from December 31, 2008 through October 1, 2009, the date of resignation, there were no disagreements with Beard on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard would have caused it to make reference to such disagreements in its report.

     We have approved ParenteBeard LLC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010. ParenteBeard LLC has advised the Company that one or more of its representatives will be present at the 2010 annual meeting to make a statement if they so desire and to respond to appropriate questions.
     The following table presents the aggregate fees, billed or expected to be billed, by ParenteBeard and Beard, respectively, the Company’s principal accountant, for the fiscal years ended December 31, 2009 and 2008.

Fee Category	2009 Fees ($)	2008 Fees ($)

Audit Fees (1)	$95,050	$95,050
Audit-Related Fees (2)	—	—
Tax Fees (3)	$13,000	$11,500
All Other Fees (4)	—	—

Total Fees	$108,050	$106,550

1.	Audit Fees consist of the aggregate fees billed for professional services rendered by ParenteBeard LLC for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q, or services that are normally provided by ParenteBeard LLC in connection with statutory and regulatory filings or engagements.

2.	Audit-Related Fees consist of the aggregate fees billed for assurance and related services by ParenteBeard LLC that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” There were no audit-related fees paid during 2009 or 2008.

3.	Tax Fees consist of the aggregate fees billed for professional services rendered by ParenteBeard LLC for tax compliance, tax advice, and tax planning. The services comprising the fees disclosed under this category include the preparation of state and federal tax returns as well as assisting with calculating estimated tax payments.

4.	All Other Fees consist of the aggregate fees billed for products and services provided by ParenteBeard LLC, other than the services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.” There were no fees paid for all other fees during 2009 or 2008.
     The audit committee’s charter includes a formal policy concerning the pre-approval of audit and non-audit services (including the fees and terms thereof) to be provided by the independent registered accounting firm of the Company, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the audit committee prior to the completion of the audit. The policy requires that all services to be performed by ParenteBeard LLC, including audit services, audit-related services and permitted non-audit services, be pre-approved by the audit committee. The chairperson of the audit committee is authorized to execute any engagement letter or agreement with ParenteBeard LLC for and on behalf of the Company. All services rendered by ParenteBeard LLC are permissible under applicable laws and regulations, and the audit committee pre-approved all audit, audit-related and non-audit services performed by ParenteBeard LLC during 2009. The audit committee has considered whether the provision of services after the audit services (as specified above) is compatible with maintaining ParenteBeard LLC’s independence and has determined that provision of such services has not adversely affected ParenteBeard LLC’s independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities (“ten-percent holders”) to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten-percent holders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. During 2009, each of seven directors filed one untimely Form 4 with the SEC reporting warrant exercises. Except as set forth in the preceding sentence, to the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2009, each of the Company’s officers, directors, and greater than ten-percent holders complied with all Section 16(a) filing requirements applicable to him or it.

EQUITY COMPENSATION PLAN INFORMATION
     The following table sets forth information, as of the end of the fiscal year ended December 31, 2009, with respect to compensation plans under which the Company is authorized to issue shares of common stock.

			Number of Shares
			Remaining Available
			for Future Issuance
	Number of Shares to		Under Equity
	Be Issued upon	Weighted-average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options,	Outstanding Options,	Reflected in
Plan Category	Warrants and Rights	Warrants and Rights	First Column
Equity Compensation Plans approved by security holders
2006 Stock Option Plan	188,500	$10.26	20,084
2007 Non-Qualified Stock Option Plan for Directors	412,668	$11.50	43,334
Equity compensation plans not approved by security holders	—	—	—

Total	601,168	$11.16	63,418
The 2006 Stock Option Plan and the 2007 Non-Qualified Stock Option Plan for Directors were approved by the shareholders of the Bank and assumed by the Company in connection with the holding company reorganization, which also was approved by the shareholders of the Bank, in July 2007.

SHAREHOLDER PROPOSALS
     Nominations of persons for election to the board of directors and the proposal of business to be considered by the shareholders at an annual meeting of shareholders may be made by any shareholder of the Company who was a shareholder of record at the time of the notice for the annual meeting, who is entitled to vote at the annual meeting, and who complies with the notice procedures set forth in our bylaws.
     For director nominations or other proposals to be properly brought before the 2011 annual meeting by a shareholder, the shareholder must give written notice to the Secretary of the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, by March 27, 2011, and any proposal other than a director nomination must be a proper matter for shareholder action, and not otherwise excludable under the rules and regulations of the SEC. In order for a shareholder proposal other than a director nomination to be included in the Company’s proxy statement for the 2011 annual meeting of shareholders, in addition to meeting all of the requirements set forth in our bylaws, and all requirements of applicable securities laws, the Company must receive the proposal by December 21, 2010.
     A shareholder’s notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a member of the board of directors: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of members of the board of directors in an election contest or is otherwise required pursuant to Regulation 14A under the Exchange Act, (2) a description of any arrangements or understandings among the shareholder and each such person and any other person with respect to such nomination, and (3) the consent of each such person to being named in the proxy statement as a nominee and to serving as a member of the board of directors if so elected; (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on the corporation’s books, and of such beneficial owner; (2) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner; and (3) a representation that such shareholder and beneficial owner intend to appear in person or by proxy at the meeting.

REPORTS AND OTHER DOCUMENTS
Annual Report
     A copy of the Company’s 2009 Annual Report to Shareholders accompanies this proxy statement. On written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC (including a list briefly describing the exhibits thereto), to any record holder or beneficial owner of common stock on April 14, 2010, the record date for the annual meeting, or to any person who subsequently becomes such a record holder or beneficial owner. Additionally, our proxy statement, annual report to shareholders, and proxy card are available on our website at www.bonj.net. Requests should be directed to the attention of the Secretary of the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024.
Security Holders Sharing an Address
     Only one copy of this proxy statement and the accompanying 2009 Annual Report to Shareholders is being delivered to multiple shareholders sharing an address unless we have previously received contrary instructions from one or more of such shareholders. On written or oral request to the Secretary of the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, (201) 944-8600, we will deliver promptly a separate copy of this proxy statement and the accompanying 2009 Annual Report to Shareholders to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders sharing an address who wish, in the future, to receive separate copies or a single copy of our proxy statements and annual reports should provide written or oral notice to the Secretary of the Company at the address and telephone number set forth above.

BY ORDER OF THE BOARD OF DIRECTORS

DIANE M. SPINNER
Secretary

BANCORP OF NEW JERSEY, INC.
REVOCABLE PROXY FOR
ANNUAL MEETING OF SHAREHOLDERS
MAY 26, 2010
Solicited on behalf of the Board of Directors
     The undersigned hereby appoints Albert F. Buzzetti and Michael Lesler, and each of them, with full power of substitution, to vote, as designated below, all the shares of Bancorp of New Jersey, Inc. common stock held of record by the undersigned at the close of business on April 14, 2010, at the annual meeting of shareholders, to be held May 26, 2010, and at any and all adjournments or postponements thereof. The undersigned hereby revokes any and all earlier dated proxies with respect to such annual meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR each of board’s director nominees. The board of directors recommends a vote FOR each of its director nominees.
     (Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF
BANCORP OF NEW JERSEY, INC.
May 26, 2010
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card are available at www.bonj.net
Please sign, date and mail your proxy card in the envelope provided as soon as possible.
     Please detach along perforated line and mail in the envelope provided.
     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. Election of seven directors of Bancorp of New Jersey, Inc., each to hold office until the 2013 annual meeting of shareholders and until their successors are elected and qualify.
Should a director nominee be unable to serve as a director, an event the Bancorp of New Jersey, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion to vote for a substitute nominee designated by the board of directors.

[ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES [ ] FOR ALL EXCEPT (See instructions below)	NOMINEES: O John K. Daily O Armand Leone, Jr. O Michael Lesler O Anthony M. Lo Conte O Carmelo Luppino, Jr. O Rosario Luppino O Howard Mann
This proxy may be revoked at any time before it is voted on by delivering to the secretary of Bancorp of New Jersey, Inc. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Bancorp of New Jersey, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of the persons named in this proxy shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Bancorp of New Jersey, Inc. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on May 26, 2010, the Proxy Statement dated on or about April 20, 2010, and Bancorp of New Jersey, Inc.’s 2009 Annual Report.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •
In order to assist us in providing proper accommodations for the annual meeting, please advise whether you plan to attend in person. Your response will not affect your proxy, your ability to attend the meeting or your ability to vote your shares in person.

Please mark here if you plan to attend the annual meeting. [    ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [    ]

Signature of Stockholder                                            Date:                           Signature of Stockholder                                            Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.